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                                  Exhibit 99(a)


STATEMENT UNDER OATH OF PRINCIPAL EXECUTIVE OFFICER REGARDING FACTS AND CIRCUMSTANCES RELATING TO EXCHANGE ACT FILINGS.

I, Joseph V. Vumbacco, state and attest that:

(1) To the best of my knowledge, based upon a review of the covered reports of Health Management Associates, Inc., and, except as corrected or supplemented in a subsequent covered report:

     . no covered report contained an untrue statement of a material fact as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed); and

     . no covered report omitted to state a material fact necessary to make the statements in the covered report, in light of the circumstances under which they were made, not misleading as of the end of the period covered by such report (or in the case of a report on Form 8-K or definitive proxy materials, as of the date on which it was filed).

(2) I have reviewed the contents of this statement with the Company's audit committee.

(3) In this statement under oath, each of the following, if filed on or before the date of this statement, is a "covered report":

     . Form 10-K of Health Management Associates, Inc. filed with the Commission on December 21, 2001;

     . all reports on Form 10-Q, all reports on Form 8-K and all definitive proxy materials of Health Management Associates, Inc. filed with the Commission subsequent to the filing of the Form 10-K identified above; and

     .    any amendments to any of the foregoing.




                                               Subscribed and sworn to before me
                                               this 12th day of August 2002.

/s/ Joseph V. Vumbacco
----------------------------------
Joseph V. Vumbacco                             /s/ Jeanne E. Trent
                                               --------------------------
                                               Notary Public

Date:  August 12, 2002                         My Commission Expires: 10-09-03